__________________________________________________________________________________________________________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2012

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-152934	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________________________________________________________________________________________________________________________________________________________________________

Item 8.01 Other Events.

As previously disclosed in our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2012, filed with the Securities and Exchange Commission ("SEC") on May 10, 2012, effective January 1, 2012, Nortek, Inc. ("Nortek" or the "Company") adopted Accounting Standards Update ("ASU") No. 2011-05, Presentation of Comprehensive Income ("ASU No. 2011-05"), which was further amended by ASU No. 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 ("ASU No. 2011-12").

Additionally, as disclosed in our Quarterly Report on Form 10-Q for the second quarter ended June 30, 2012, filed with the SEC on August 9, 2012, during the second quarter of 2012, we changed the composition of our reporting segments to reflect the Display Mount Solutions ("DMS") segment separately from the Technology Solutions ("TECH") segment due to the Chief Operating Decision Maker's decision to operate the segments separately and manage each as a standalone, reportable segment.

In accordance with accounting principles generally accepted in the United States, these changes in our reporting must be applied retrospectively. We are issuing this Current Report on Form 8-K to update our historical financial information on a basis that is consistent with the new reporting structure and the adoption of ASU No. 2011-05 and ASU No. 2011-12. The change in reportable segments and the adoption of ASU No. 2011-05 and ASU No. 2011-12 did not change our consolidated results of operations, financial condition or cash flows for any period.

In this Form 8-K, we have updated the following information that appeared in Nortek's Annual Report on Form 10-K for the year ended December 31, 2011 Form 10-K ("2011 Form 10-K"):

•	Part I, Item 1: Business, attached as Exhibit 99.1 to this report and incorporated herein by reference;

•	Part I, Item 1A: Risk Factors, attached as Exhibit 99.2 to this report and incorporated herein by reference;

•	Part I, Item 2: Properties, attached as Exhibit 99.3 to this report and incorporated herein by reference;

•	Part II, Item 6: Selected Consolidated Financial Data, attached as Exhibit 99.4 to this report and incorporated herein by reference;

•
Part II, Items 7 and 7A: Management's Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk, attached as Exhibit 99.5 to this report and incorporated herein by reference;

•
Part II, Item 8 and Part IV, Item 15: Financial Statements and Supplementary Data - Consolidated Financial Statements of Nortek, Inc. and Subsidiaries and the Notes to Consolidated Financial Statements, and Financial Statement Schedule, attached as Exhibit 99.6 to this report and incorporated herein by reference; and

This Form 8-K does not modify or update the disclosures in our 2011 Form 10-K, except as set forth in Exhibits 99.1 through 99.6 attached hereto. You should therefore read this document and exhibits in conjunction with the 2011 Form 10-K and any subsequent reports filed with the Securities and Exchange Commission after March 29, 2012.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibits marked with an asterisk (*) are filed herewith. Exhibits marked with a double asterisk (**) are furnished herewith.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm *

99.1	Part I, Item 1: Business *

99.2	Part I, Item 1A: Risk Factors *

99.3	Part I, Item 2: Properties *

99.4	Part II, Item 6: Selected Consolidated Financial Data *

99.5	Part II, Items 7 and 7A: Management's Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk *

99.6
Part II, Item 8 and Part IV, Item 15: Financial Statements and Supplementary Data - Consolidated Financial Statements of Nortek, Inc. and Subsidiaries and the Notes to Consolidated Financial Statements, and Financial Statement Schedule *

101.INS	XBRL Instance Document **

101.SCH	XBRL Taxonomy Extension Schema Document **

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document **

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document **

101.LAB	XBRL Taxonomy Extension Label Linkbase Document **

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document **

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    NORTEK, INC.

By: /s/ Almon C. Hall
Name: Almon C. Hall
Title: Senior Vice President and Chief Financial Officer

Date: October 15, 2012